Q2:2019 Investor Presentation August 14, 2019

Cautionary Statements THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE REGULATIONS PROMULGATED THEREUNDER. SUCH FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, STATEMENTS CONCERNING OUR BUSINESS AND GROWTH STRATEGIES, OPERATING ACTIVITIES AND TRENDS IN OUR BUSINESS, INCLUDING TRENDS IN THE MARKET FOR OUR SERVICES. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “INTENDS,” “PLANS,” “LIKELY,” “WILL,” “BELIEVES,” “SEEKS,” “ESTIMATES,” AND VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM THE RESULTS OF OPERATIONS OR PLANS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THE ASSUMPTIONS COULD BE INACCURATE, AND THEREFORE SUCH STATEMENTS INCLUDED IN THIS PRESENTATION MAY NOT PROVE TO BE ACCURATE. IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH INFORMATION SHOULD NOT BE REGARDED AS A REPRESENTATION BY US OR ANY OTHER PERSON THAT THE RESULTS OR CONDITIONS DESCRIBED IN SUCH STATEMENTS OR OUR OBJECTIVES AND PLANS WILL BE ACHIEVED. FURTHERMORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD LOOKING STATEMENTS AND MAY BE AFFECTED BY A VARIETY OF RISKS AND FACTORS INCLUDING, WITHOUT LIMITATION, THE RISKS DESCRIBED IN OUR ANNUAL REPORTS ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. FORWARD-LOOKING STATEMENTS SET FORTH HEREIN SPEAK ONLY AS OF THE DATE HEREOF, AND WE EXPRESSLY DISCLAIM ANY OBLIGATION OR UNDERTAKING TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN, TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO, OR ANY OTHER CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY LAW. THIS PRESENTATION MAY CONTAIN HISTORICAL INFORMATION REGARDING THE PERFORMANCE OF NUVERRA ENVIRONMENTAL SOLUTIONS, INC. OR THE TRADING PRICES OF ITS SECURITIES. SUCH HISTORICAL PERFORMANCE OR TRADING PRICE INFORMATION IS NOT A GUARANTEE OF FUTURE RESULTS. IN ADDITION TO DISCLOSING FINANCIAL RESULTS THAT ARE DETERMINED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), THE COMPANY ALSO DISCLOSED IN THIS PRESENTATION CERTAIN NON-GAAP FINANCIAL INFORMATION, INCLUDING EBITDA AND ADJUSTED EBITDA. THESE FINANCIAL MEASURES ARE NOT RECOGNIZED MEASURES UNDER GAAP AND ARE NOT INTENDED TO BE AND SHOULD NOT BE CONSIDERED IN ISOLATION OR AS A SUBSTITUTE FOR, OR SUPERIOR TO, THE FINANCIAL INFORMATION PREPARED AND PRESENTED IN ACCORDANCE WITH GAAP. THIS PRESENTATION CONTAINS REFERENCES TO OUR COPYRIGHTS, TRADEMARKS AND SERVICE MARKS AND TO THOSE BELONGING TO OTHER ENTITIES. SOLELY FOR CONVENIENCE, COPYRIGHTS, TRADEMARKS, TRADE NAMES AND SERVICE MARKS REFERRED TO IN THIS PRESENTATION MAY APPEAR WITHOUT THE “© “OR “TM” OR “SM” SYMBOLS, BUT SUCH REFERENCES ARE NOT INTENDED TO INDICATE, IN ANY WAY, THAT WE WILL NOT ASSERT, TO THE FULLEST EXTENT UNDER APPLICABLE LAW, OUR RIGHTS OR THE RIGHTS OF THE APPLICABLE LICENSOR TO THESE COPYRIGHTS, TRADEMARKS, TRADE NAMES AND SERVICE MARKS. WE DO NOT INTEND OUR USE OR DISPLAY OF OTHER COMPANIES’ TRADE NAMES, COPYRIGHTS, TRADEMARKS OR SERVICE MARKS TO IMPLY A RELATIONSHIP WITH, OR ENDORSEMENT OR SPONSORSHIP OF US BY, ANY OTHER COMPANIES. DEFINITIONS AND FOOTNOTES FOR DATA PROVIDED HEREIN ARE PROVIDED IN THE APPENDIX SECTION OF THIS PRESENTATION. UNLESS OTHERWISE INDICATED, DATA PROVIDED HEREIN IS AS OF JUNE 30, 2019. 2

Key Investment Highlights Strategically located water logistic assets Growing market for Scale in basins produced we serve water Focused on Rigorous capital increasing asset allocation utilization Healthy discipline financial profile 3

Nuverra Timeline

Nuverra
Environmental Solutions™

2008
Nuverra founded as Heckmann Corporation, a special purpose acquisition company

2012
Merger with Power Fuels (and Landtech), creating our Rocky Mountain division; result was a company with more than 1,100 trucks and $526M in 2013 annual revenue

2017
Nuverra enters and emerges from Ch-11 reorganization

2018
Nuverra sells $19 million of assets as part of footprint/asset optimization strategy

Exited the Eagle Ford basin and divested non-core operations in the Northeast

Management Changes

Executed cost reduction initiative, helping to improve margins

Nuverra acquires Clearwater disposal wells in eastern Ohio and orders 48 new trucks

2019
Centralized dispatch, started rollout of new dispatch software, participating in several blockchain consortiums

Nuverra
Environmental Solutions

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Water Market US Oilfield Water Management Services Water Mgmt Market ($Mil) Total Produced & FB Water 2,000 $301 Water Acquisition 1,600 $1,473 Water Hauling Water Transfer 1,200 $2,321 Water Storage Mil BBL Mil 800 $811 Frac Flowback Services Water Treatment 400 $375 Injection Disposal $218 - $565 2018 2019 2020 2021 2022 Bakken Haynesville Marcellus/Utica • Total water management size for markets Nuverra serves estimated at $6.1B in 2019 • Nuverra provides produced and flowback water services in 5 of the 7 market segments, including the two largest (water hauling and injection disposal) • 1,685 mil bbls of produced and flowback water expected in 2020; up 7% from 2019 • 1,482 mil bbls of fresh water will also be needed in 2019 5 Source: Spears & Associates, Inc.

Strategically Located Network of Assets Northeast Division Rocky Mountain Division Marcellus & Utica Basins Bakken Basin • 243 Employees • 362 Employees • 4 Yards, 217 HD Trucks • 6 Yards, 231 HD Trucks • 15 Salt Water Disposal Wells • 18 Salt Water Disposal Wells • Services Offered: Trucking, • Services Offered: Trucking, SWD, Rental SWD, Rental, Landfill, Water Transfer Corporate HQ Southern Division Scottsdale, AZ Haynesville Basin • 22 Employees • 76 Employees • Finance/Accounting, • 1 Yard, 33 HD Trucks Legal, Audit, & IT • 14 Salt Water Disposal Wells • Services Offered: Trucking, SWD, Water Pipeline, Rental 6

Serving a Diverse Base of Top E&P Industry Customers . Deep, long-standing relationships across the industry 7

Revenue: Q2 2019 Total Company by Source & Segment Transportation of flowback and produced salt Revenue by Source Water water originating from oil and natural gas 9% Transfer wells; transportation of fresh and salt water to 4% Services customer sites for use in drilling and frac activity by trucks, lay flat, or pipelines 24% 63% Disposal of oilfield wastes in our landfill and Disposal disposal of fluids in our disposal wells Services Water Transfer Services Disposal Services Other Revenue Rental Revenue Sale of fresh water and “junk” or “slop” oil Revenue by Segment Other obtained through the skimming of disposal water; also includes oilfield labor services, Revenue referred to as “roustabout work” 12% 24% Rental of various equipment used in wellsite 64% Rental services Revenue Rocky Mountains Northeast Southern 8

Revenue: Q2 2019 Segment Detail 14% 5% Market leader in Bakken trucking and disposal services; large rental fleet of 18% Rocky tanks, loaders and related oil field 64% Mountain equipment; landfill located in heart of tier 1 Bakken acreage near Watford City 2% Water Transfer Services 1% Following Clearwater acquisition in Q4 Disposal Services 29% 2018, Nuverra has become one of the Other Revenue Northeast top disposal operators in the 68% Marcellus/Utica region, in addition to Rental Revenue one of the largest truck operators 1% Leading the Haynesville market with permitted pipeline connected disposal 50% 49% Southern capacity of 100K BPD; additional 100K BPD of permitted non-pipeline connected disposal capacity 9

Business Summary Adj EBITDA ($000) & Margin $7,000 14% • 3 Distinct Divisions • $6,000 12% 703 Employees • 11 Yards, 481 HD Trucks $5,000 10% • 47 Salt Water Disposal Wells $4,000 8% • 60-miles of fixed $3,000 6% underground produced $2,000 4% water pipeline $1,000 2% $- 0% Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Headcount Adj EBITDA % Margin 800 700 600 • EBITDA improvement seen 500 on an absolute and bottom- 400 line margin basis over the 300 past 6 quarters 200 100 0 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Rocky Mountains Northeast Southern Corporate 10

Capitalization and Liquidity ($000) Strong financial position, conservative leverage and sufficient liquidity Cash Flow Debt Detail Quarter Ended Q318 Q418 Q119 Q219 TTM Debt Detail 6/30/2019 Maturity Net cash: Operating $ 4,692 $ 5,229 $ (505) $ 4,959 $ 14,375 Revolving Facility $ - Feb-2021 1st Lien Term Loan $ 19,654 Feb-2021 Proceeds: Sale of PP&E $ 1,307 $ 74 $ 3,665 $ 860 $ 5,906 2nd Lien Term Loan $ 9,803 Oct-2021 Purchases of PP&E $ (2,584) $ (2,554) $ (3,626) $ (1,393) $ (10,157) Finance Leases $ 7,655 Various Net CAPEX $ (1,277) $ (2,480) $ 39 $ (533) $ (4,251) Total $ 37,112 Free Cash Flow $ 3,415 $ 2,749 $ (466) $ 4,426 $ 10,124 Cash & Restricted Cash $ (7,853) Net Debt $ 29,259 Debt Ratios Liquidity Leverage 6/30/2019 6/30/2019 Cash & Restricted Cash $ 7,853 Adjusted EBITDA (TTM) $ 19,829 Revolver Availability $ 9,034 Net Debt/TTM Adj. EBITDA 1.48 Delayed Draw Availability $ 5,737 Total Available Liquidity $ 22,624 FCCR Covenant (Ares) 6/30/2019 Revolver Facility Size $ 30,000 Trailing 12 Months 1.78 Permitted 1.20 Total A/R $ 28,777 Total PP&E $ 203,354 11

Accomplishments • New leadership team Organizational • Org chart has been right-sized and streamlined, resulting in lower Improvements overhead and improved accountability • New KPI’s, goals, and accountability metrics • Centralized dispatch operations and implemented new dispatch software Efficiency in Rocky Mountains Gains • Improved driver training and recruiting efforts • Driver count up 12 (4%) from Jun-18 • Cut unprofitable customers and diversified customer base • Sold significant underutilized assets and underperforming businesses Asset • Purchased Clearwater in Q3 2018; 2 optimally located disposal sites in the Optimization Utica basin (3 total disposal wells) • Reinvested to improve trucking fleet • 28 new trucks in Northeast: load size 115 bbls vs 65-90 bbls for old trucks • Existing Northeast fleet upgraded to increase load size through capacity modifications (axle extensions, tank replacements) • 20 new trucks in Rocky Mountains to replace aging units (Q3-19 delivery) 12

Initiatives and Strategy Increase • New sales org structure and compensation plan focuses efforts on largest Utilization of customers and highest margin service offerings Existing Asset • Expecting recent fleet upgrades to improve efficiencies and sales effort Base • Companywide roll-out of dispatch software will improve route economics Continued and reduce transaction costs Focus on Cost • Ongoing efforts to decrease costs through process improvements, vendor negotiations and technology driven efficiencies • Execute on Targeting SWD and pipeline infrastructure projects • Filling out field sales team to drive growth Growth • Seeking opportunities to gain scale in basins we operate in Opportunities Safety is always our number 1 priority! 13

Value Proposition Room for Growth Conservative Leverage & Liquidity • Nuverra is positioned in a growing • No pending debt maturities sector of the industry • Undrawn revolver • Highest margin assets have spare • Net debt to Adj TTM EBITDA ratio of capacity: 1.48 • Our pipeline and most SWDs currently have excess daily capacity and the ability to increase capacity with minimal investment • Plenty of capacity in rental fleet, landfill, and other assets • Opportunities to deploy growth capital into infrastructure assets Improving Financial Performance Additional Considerations • Adj EBITDA margins improving steadily • Enterprise-to-book value of 0.61x • Positive free cash flow • Taken major steps to integrate a roll-up • Steady reduction in SG&A of diverse businesses • Clarifying value proposition internally and to customers 14

Appendix Reconciliation of Non-GAAP Financial Measures 15

Non-GAAP Reconciliations – Adjusted EBITDA

Reconciliation of Net Loss to EBITDA and Total Adjusted EBITDA							
	Three Months Ended						
($000's)	3/31/2018	6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	TTM
Net Loss	$ (32,167)	$ (11,176)	$ (7,117)	$ (8,714)	$ (6,355)	$ (5,006)	$ (27,192)
Depreciation and amortization	14,744	11,969	10,018	9,614	9,135	9,277	38,044
Interest expense, net and income tax expense	1,250	1,204	1,310	2,416	1,500	1,343	6,569
EBITDA	$ (16,173)	$ 1,997	$ 4,211	$ 3,316	$ 4,280	$ 5,614	$ 17,421
Adjustments							
Transaction-related costs, net	-	52	393	846	(208)	57	1,088
Stock-based compensation	10,978	416	98	1,225	852	563	2,738
Change in FV of derivative warrant liability	192	(482)	(33)	(120)	41	(69)	(181)
Reorganization items, net [1]	118	1,654	(138)	70	223	(13)	142
Legal and environmental costs, net	(347)	(49)	(81)	111	53	-	83
Impairment of long-lived assets	4,131	332	100	252	117	-	469
Restructuring and exit costs	599	469	49	2	-	(6)	45
Gain on sale of UGSI	(75)	-	-	-	-	-	-
Executive and severance costs	2,937	-	-	371	-	-	371
(Gain) loss on disposal of assets	(8)	(246)	(665)	24	(858)	(848)	(2,347)
Total Adjusted EBITDA	$ 2,352	$ 4,143	$ 3,934	$ 6,097	$ 4,500	$ 5,298	$ 19,829

[1] Reorganization items, net represents the costs related to the chapter 11 filing incurred after the May 1, 2017 filing date.

Nuverra Environmental Solutions

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